                                                                    Exhibit 10.1

                          TEXTRON FINANCIAL CORPORATION
                   AMENDMENT NO.1 TO 364-DAY CREDIT AGREEMENT


      AMENDMENT dated as of July 26, 2004 to the 364-Day Credit Agreement dated as of July 28, 2003 (as heretofore amended, the "CREDIT AGREEMENT") among TEXTRON FINANCIAL CORPORATION (the "BORROWER"), the BANKS party thereto (the "BANKS") and JPMORGAN CHASE BANK, as Administrative Agent (the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H :

      WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein;

      NOW, THEREFORE, the parties hereto agree as follows:

      Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

      Section 2. Amendments.

      (a) The definition of "Termination Date" in Section 1.01 of the Credit Agreement is amended by changing the date specified therein from "July 26, 2004" to "July 25, 2005".

      (b) The definition of "Syndication Agent" in Section 1.01 of the Credit Agreement is amended by deleting "Bank One, NA" and adding "Barclays Bank PLC", and changing "Deutsche Bank AG New York Branch" to "Deutsche Bank Securities Inc."

      (c) Section 4.04(a) of the Credit Agreement is amended by changing the reference to the date "December 28, 2002" to "January 3, 2004" and the reference to "Borrower's 2002 Annual Report" to "Borrower's 2003 Annual Report".

      (d) Sections 4.04(b) and 4.04(c) of the Credit Agreement are amended by changing each reference to the date "March 31, 2003" to "March 31, 2004".

      (e) Section 9.12 of the Credit Agreement is amended and restated in its entirety to read as follows:

      USA Patriot Act. Each Bank hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act, Title III of Pub. L. 107-56 (signed into law October 26, 2001) (the "ACT"), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Bank to identify the Borrower in accordance with the Act.

      Section 3. Changes in Commitments. With effect from and including the Amendment Effective Date, (i) the Commitment of each Bank shall be the amount set forth opposite the name of such Bank in the Commitment Schedule attached hereto and (ii) the Commitment Schedule attached hereto shall replace the Commitment Schedule attached to the Credit Agreement. On the Amendment Effective Date, any Bank party to the Credit Agreement which is not listed in the Commitment Schedule attached hereto (each, an "EXITING BANK") shall cease to be a Bank party to the Credit Agreement, and all accrued fees and other amounts payable under the Credit Agreement for the account of each Exiting Bank shall be due and payable on such date; provided that the provisions of Sections 8.03,
8.04 and 9.03 of the Credit Agreement shall continue to inure to the benefit of each Exiting Bank after the Amendment Effective Date.

      Section 4. Changes in Pricing Schedule. The Pricing Schedule attached to the Credit Agreement (the "EXISTING PRICING SCHEDULE") is deleted and replaced by the Pricing Schedule attached to this Amendment (the "NEW PRICING SCHEDULE"). The New Pricing Schedule shall apply to interest and fees accruing under the Credit Agreement on and after the date hereof. The Existing Pricing Schedule shall continue to apply to interest and fees accruing under the Credit Agreement prior to the date hereof.



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

      Section 5. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Event of Default will have occurred and be continuing on such date.

      Section 6. Effect of Amendments. Except as expressly set forth herein, the amendments contained herein shall not constitute a waiver or amendment of any term or condition of the Credit Agreement, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

      Section 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

      Section 8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      Section 9. Effectiveness. This Amendment shall become effective as of the date hereof (the "AMENDMENT EFFECTIVE DATE"), subject to satisfaction of the following conditions:

            (a) the Administrative Agent shall have received from each of the Borrower and the Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof; and

            (b) the Administrative Agent shall have received an opinion of the General Counsel or Assistant General Counsel of the Borrower dated as of the Amendment Effective Date, in form and substance satisfactory to the Administrative Agent.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                        TEXTRON FINANCIAL CORPORATION


                                        By: /s/ Brian F. Lynn
                                            -----------------------------------
                                            Title: Senior VP and Treasurer


                                        Administrative Agent


                                        JPMORGAN CHASE BANK


                                        By: /s/ Randolph Cates
                                            ------------------------------------
                                            Title: Vice President


                                        BANK OF AMERICA, N.A.


                                        By: /s/ John W. Pocalyko
                                            ------------------------------------
                                            Title: Managing Director


                                        BARCLAYS BANK PLC


                                        By: /s/ John Giannone
                                            ------------------------------------
                                            Title: Director


                                        CITIBANK, N.A.


                                        By: /s/ Diane Pockaj
                                            ------------------------------------
                                            Title: Director


                                        DEUTSCHE BANK AG NEW YORK BRANCH


                                        By: /s/ Christopher Hall
                                            ------------------------------------
                                            Title:  Managing Director


                                        By: /s/ William W. McGinty
                                            ------------------------------------
                                            Title: Director


                                        THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                            NEW YORK BRANCH


                                        By: /s/ Christian Giordano
                                            ------------------------------------
                                            Title: Authorized Signatory

                                        CREDIT SUISSE FIRST BOSTON, acting
                                           through its Cayman Islands Branch


                                        By: /s/ Jay Chall
                                            ------------------------------------
                                            Title: Director


                                        By: /s/ Denise L. Alvarez
                                            ------------------------------------
                                            Title: Associate

                                        HSBC BANK USA, NATIONAL ASSOCIATION


                                        By: /s/ Christopher M. Samms
                                            ------------------------------------
                                            Title: Officer # 9426,
                                                   Senior Vice President



                                        MERRILL LYNCH BANK USA


                                        By: /s/ Louis Alder
                                            ------------------------------------
                                            Title:  Director


                                        UBS LOAN FINANCE LLC


                                        By: /s/ Wilfred V. Saint
                                            ------------------------------------
                                            Title: Director
                                                   Banking Products Services, US


                                        By: /s/ Doris Mesa
                                            ------------------------------------
                                            Title: Associate Director
                                                   Banking Products Services, US


                                        WACHOVIA BANK, N.A.


                                        By: /s/ Nathan R. Rantala
                                            ------------------------------------
                                            Title: Vice President


                                        HARRIS NESBITT FINANCING, INC.


                                        By: /s/ Brian L. Banke
                                            ------------------------------------
                                            Title: Managing Director

                                        ROYAL BANK OF CANADA


                                        By: /s/ Howard Lee
                                            ------------------------------------
                                            Title: Authorized Signatory



                                        THE BANK OF NOVA SCOTIA


                                        By: /s/ Todd S. Meller
                                            ------------------------------------
                                            Title: Managing Director


                                        THE BANK OF NEW YORK


                                        By: /s/ Kenneth P. Sneider
                                            ------------------------------------
                                            Title:  Vice President



                                        BNP PARIBAS


                                        By: /s/ Richard Pace
                                            ------------------------------------
                                            Title:  Managing Director


                                        By: /s/ Manette Baudon
                                            ------------------------------------
                                            Title: Vice President




                                        SOCIETE GENERALE


                                        By: /s/ Ambrish D. Thanawala
                                            ------------------------------------
                                            Title: Director



                                        SUNTRUST BANK


                                        By: /s/ William C. Humphries
                                            ------------------------------------
                                            Title: Managing Director

                               COMMITMENT SCHEDULE

Bank                                                              Commitment
----                                                              ----------

JPMorgan Chase Bank                                              $ 43,333,000
Bank of America, N.A.                                            $ 35,000,000
Barclays Bank PLC                                                $ 35,000,000
Citibank, N.A.                                                   $ 35,000,000
Deutsche Bank AG New York Branch                                 $ 35,000,000
The Bank of Tokyo-Mitsubishi, Ltd., New York Branch              $ 30,000,000
Credit Suisse First Boston, acting through                       $ 30,000,000
   its Cayman Islands Branch
HSBC Bank USA, National Association                              $ 30,000,000
Merrill Lynch Bank USA                                           $ 30,000,000
UBS Loan Finance LLC                                             $ 30,000,000
Wachovia Bank, N.A.                                              $ 30,000,000
Harris Nesbitt Financing, Inc.                                   $ 23,333,000
Royal Bank of Canada                                             $ 23,333,000
The Bank of Nova Scotia                                          $ 23,333,000
The Bank of New York                                             $ 16,667,000
BNP Paribas                                                      $ 16,667,000
Societe Generale                                                 $ 16,667,000
SunTrust Bank                                                    $ 16,667,000
TOTAL                                                            $500,000,000

                                PRICING SCHEDULE

      Each of "FACILITY FEE RATE" and "EURO-DOLLAR MARGIN" means, for any date, the rate set forth below in the row opposite such term and in the row corresponding to the "UTILIZATION" at such date and under the column corresponding to the "PRICING LEVEL" at such date; provided that the Euro-Dollar Margin for any day on or after the Termination Date will be the applicable rate set forth below plus 15 basis points:

                                        Level I    Level II     Level III      Level IV     Level V      Level VI
                                        -------    --------     ---------      --------     -------      --------

Facility Fee Rate                       0.050%      0.060%        0.070%        0.100%       0.125%       0.150%
Euro-Dollar Margin
Utilization (smaller or equal) 50%      0.175%      0.190%        0.280%        0.350%       0.500%       0.600%
Utilization (bigger) 50%                0.275%      0.290%        0.380%        0.450%       0.600%       0.700%

      For purposes of this Schedule, the following terms have the following meanings, subject to the concluding paragraph of this Schedule:

      "LEVEL I PRICING" applies at any date if, at such date, the Borrower's long-term debt is rated (i) A+ or higher by S&P or (ii) A1 or higher by Moody's.

      "LEVEL II PRICING" applies at any date if, at such date, (i) (A) the Borrower's long-term debt is rated A or higher by S&P or (B) A2 or higher by Moody's and (ii) Level I Pricing does not apply.

      "LEVEL III PRICING" applies at any date if, at such date, (i) (A) the Borrower's long-term debt is rated A- or higher by S&P or (B) A3 or better by Moody's and (ii) neither Level I Pricing nor Level II Pricing applies.

      "LEVEL IV PRICING" applies at any date, if at such date, (i) (A) the Borrower's long-term debt is rated BBB+ or higher by S&P or (B) Baa1 or higher by Moody's and (ii) none of Level I Pricing, Level II Pricing and Level III Pricing applies.

      "LEVEL V PRICING" applies at any date if, at such date, (i) (A) the Borrower's long-term debt is rated BBB or higher by S&P or (B) Baa2 or higher by Moody's and (ii) none of Level I Pricing, Level II Pricing, Level III and Level IV Pricing applies.

      "LEVEL VI PRICING" applies at any date if, at such date, no other Pricing Level applies.

      "MOODY'S" means Moody's Investors Service, Inc.

      "PRICING LEVEL" refers to the determination of which of Level I, Level II, Level III, Level IV, Level V or Level VI applies at any date.

      "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

      "UTILIZATION" means, at any date, the percentage equivalent of a fraction
(i) the numerator of which is the aggregate outstanding principal amount of loans under the facility at such date (after giving effect to any borrowing or payment on such date) and (ii) the denominator of which is the aggregate amount of the commitments under the facility at such date (after giving effect to any reduction on such date). If for any reason any loans remain outstanding after termination of the commitments under the facility, Utilization shall be deemed to be 100%.

      The credit ratings to be utilized for purposes of this Schedule are those assigned to the senior unsecured long-term debt securities of the Borrower without third-party enhancement (other than the Textron Inc. Support Agreement), and any rating assigned to any other debt security of the Borrower shall be disregarded. The rating in effect at any date is that in effect at the close of business of such date.

      If the Borrower is split-rated and the ratings differential is one level, the higher of the two ratings will apply (e.g. A+/A2 results in Level I Pricing and A-/Baa1 results in Level III Pricing). If the Borrower is split-rated and the ratings differential is two levels or more, the average of the two ratings (or the higher of two intermediate ratings) shall be used (e.g. A+/Baa1 results in Level II Pricing and A/BBB results in Level III Pricing).